LOGO: SCUDDER INVESTMENTS

Semiannual report to
contract holders for the six months
ended June 30, 2001

Semiannual report

For contract holders of Scudder Destinations SM

The Alger American Fund
Credit Suisse Warburg Pincus Trust
Dreyfus Investment Portfolios
The Dreyfus Socially Responsible Growth Fund, Inc.
INVESCO VIF - Utilities Fund
Scudder Variable Series I
Scudder Variable Series II
Janus Aspen Series

This report must be preceded or accompanied by the current prospectus.

Scudder Destinations SM (policy form series L-8166 and L-1550) is a variable, fixed and market value-adjusted deferred annuity contract, issued by Kemper Investors Life Insurance Company. Securities are distributed by Investors Brokerage Services, Inc., located at 1600 McConnor Parkway, Schaumburg, IL 60196. Scudder Destinations SM may not be available in all states. The contract contains limitations and policy forms may vary by state.

Investment Managers:	INVESCO Funds Group, Inc.
7800 East Union Avenue
Fred Alger Management, Inc.	Denver, CO 80217
1 World Trade Center
Suite 9333	Zurich Scudder Investments, Inc.
New York, NY 10048	222 South Riverside Plaza
Tel (800) 992-3683	Chicago, IL 60606
Tel (800) 778-1482
Credit Suisse Asset Management, LLC
P.O. Box 9030	Janus Capital Corporation
Boston, MA 02205-9030	P.O. Box 173375
Tel (800) 222-8977	Denver, CO 80217-3375
Tel (800) 525-3713
The Dreyfus Family of Funds
149 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Tel (800) 554-4611

LOGO: RECYCLED PAPER	Printed in the U.S.A.	DEST-3 (8/31/01) 13445

LOGO: ZURICH LIFE	[POSTAGE PAID MARK]

1600 McConnor Parkway
Schaumburg, IL 60196-6801